Putnam
Global
Growth
Fund

SEMIANNUAL REPORT

April 30, 1998

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* "The goal of Putnam Global Growth Fund is to invest in high-quality, large-cap growth companies in developed markets. Our process emphasizes research-driven stock selection and is bottom-up in nature. Sector weights tend to be a byproduct of company selections by the portfolio management team. Of course, country allocation and diversification are important parts of the process and help the managers achieve the necessary balance between risk and returns."

                                            --  Robert Swift, manager,
                                                Putnam Global Growth Fund

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

11 Portfolio holdings

21 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

As the world moves steadily toward a truly global economy, technology leads the way. Advances in telecommunications, personal computers, and video will soon give nearly everyone on the earth access to one another through the Internet. It is not surprising, therefore, that Putnam Global Growth Fund is heavily invested in the technologies that will make such communications possible.

Increasingly, people will be taking advantage of opportunities to invest in growth-oriented companies all over the world -- the types of companies your fund has been focusing on and investing in for more than two decades. In the following report about the fund's performance during the first half of fiscal 1998, the management team discusses the strategies employed in the current market and economic environment in the United States and abroad and looks at prospects for the months ahead.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
June 17, 1998



Report from the Fund Managers
Robert Swift
Kelly A. Morgan
Lisa Svensson
Thomas R. Haslett
Michael Arends

As managers of Putnam Global Growth Fund, we utilize an intensive, research-driven process in evaluating the growth characteristics of individual companies around the world. Sometimes, however, broad-based events can present temporary hurdles -- as was the case with Asia's financial and economic difficulties in the second half of 1997.

The negative repercussions of the Asian crisis on many of the growth-oriented companies we favored was the most influential factor in the first few months of the fund's fiscal period. However, by continuing to emphasize high-quality, large-capitalization growth companies considered to be industry leaders, we are pleased to report solid relative performance for the semiannual period. As of April 30, 1998, the fund had a total return of 20.01% at net asset value (13.12% at public offering price) compared with the 18.21% gain of the Morgan Stanley Capital International All Country World Free Index. For performance of other share classes and over longer periods, please turn to page 8 of this report.

* U.S., EUROPEAN TECHNOLOGY COMPANIES STILL KEY FOCUS

The liberalization of markets and the process of globalization have created a worldwide demand for technology that would have been inconceivable just a short time ago. With the rise of the Internet, the previously distinct areas of voice, data, and video are converging. Additionally the continuous creation of more efficient and less expensive technology enhances the rapid growth of the various industries that make up the high-tech category. For example, Internet protocol (IP) networks, which can carry voice transmissions over the Internet, are slated to handle 25% of international telephone traffic by 2003, according to a May 6, 1998, information technology survey by the Financial Times. IP technology is also expected to foster competition and innovation in traditional telecommunications, telecommunications equipment, data communications technologies, and networking equipment.

Therefore, your fund's focus on growth means that it was -- and continues to be -- heavily invested in technology. Consequently, as concerns about Asian demand clouded earnings expectations for technology companies, your fund's performance was, inevitably, affected. However, in calendar 1998, our patience has paid off. Many segments of technology bounced back, as investors began to recognize the inherent strengths of some technology-related firms. Additionally, in several cases, the weakness in the first few months of the fund's reporting period gave us a chance to add to positions in companies we believe have significant growth prospects.

We sought to take advantage of the worldwide growth of cellular communications and equipment, software, and personal computers. We believe Nokia of Finland, a long-time leader in telecommunications equipment, should benefit from the increased cellular use at the expense of traditional wire-line service as will cellular operators Vodafone of the United Kingdom and Mannesmann AG of Germany. We also targeted companies related to the cellular phenomenon such as U.S. firm Linear Technology, which designs and manufactures analog circuits used in cellular communications. In software, we held SAP of Germany, a leading maker of enterprise software for business, and we added a position in Veritas, which is one of the largest memory management software companies. Finally, as the personal computer market has spread through so many segments of society, we've added Gateway 2000, Dell Computer, and Hewlett Packard. While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

[GRAPHIC OMITTED: HORIZONTAL BAR CHART OF COUNTRY ALLOCATION]

COUNTRY ALLOCATION*

United States        46.1%

United Kingdom        8.9%

France                6.4%

Japan                 6.0%

Germany               4.7%

Footnote reads:
* Based on net assets as of 4/30/98. Holdings will vary over time.



* PHARMACEUTICALS REMAIN IMPORTANT AREA FOR GROWTH

The pharmaceutical industry had somewhat of a bumpy ride during the period. Pharmaceutical stocks were initially lifted, as stronger earnings expectations and the merger announcement of U.K. companies SmithKline Beecham and Glaxo Wellcome were viewed positively by the market. However, after the failure of the merger, the stocks of U.S. and U.K. drug companies underperformed their respective markets.

Despite the variation in the companies' stock prices, we targeted firms that we believe have solid product portfolios, fill niche areas in the market, and offer strong capabilities in marketing new drugs. Some examples included SmithKline Beecham as well as the British firm Zeneca, which has an extensive cancer-related product line that should aid the growth of its business. The fund also owned Elan, an Irish pharmaceutical company that -- through its presence in several key product areas -- should be able to sustain the double-digit earnings growth it has demonstrated in the recent past.

* MANAGEMENT STILL WARY OF JAPAN

Japan's economy has not improved during the past six months. It is expected to show little or no growth this year and the government does not appear willing to accept the measures necessary to resuscitate economic growth. We continue to hold a low position in Japanese stocks relative to the fund's benchmark index.

As earnings continued to decline during the period, we began to sell some of the multinational exporting firms previously held by the fund. However, we did add to the fund's technology holdings. Nippon Telephone & Telegraph has grown rapidly as a result of its strong cellular subsidiary. The company has also reduced capital expenditures and cut employment costs through early retirement programs. NEC Corporation -- a diversified company with interests in semiconductors, personal computers, and telecommunications equipment -- should also benefit from the increasing world demand for technology.



[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

General Electric Co. (United States)
Electronics and electrical equipment

Nestle S.A. (Switzerland)
Food and beverages

Telecom Italia SPA (Italy)
Insurance and finance

Merck & Co., Inc. (United States)
Pharmaceuticals

Pfizer, Inc. (United States)
Pharmaceuticals

SmithKline Beecham PLC ADR (United Kingdom)
Pharmaceuticals

Koninklijke Ahold N.V. (Netherlands)
Retail

Telfonica de Espana (Spain)
Telecommunications

Vodafone Group PLC (United Kingdom)
Telecommunications

Microsoft (United States)
Computer services and software

These holdings represent 15.4% of the fund's net assets as of 4/30/98. Portfolio holdings will vary over time.

* OUTLOOK AND PROSPECTS FOR GROWTH

With interest rates around the world fairly low and liquidity high, we are optimistic for the near future. Additionally, given the developments in many of the industries we targeted, there's no reason why many of the companies we favored cannot sustain the strong growth rates they have established. Nevertheless, we will continue to monitor each individual holding and reallocate our resources as either stocks meet our price targets or their growth prospects change.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/98, there is no guarantee the fund will continue to hold these securities in the future.

International investing involves certain risks, such as currency fluctuations, economic instability, and political developments, not present with domestic investments.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Global Growth Fund is designed for investors seeking capital appreciation through a globally diversified equity portfolio.

TOTAL RETURN FOR PERIODS ENDED 4/30/98

                                Class A         Class B         Class M
(inception date)               (9/1/67)       (4/27/92)       (3/1/95)
                              NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
6 months                    20.01%  13.12%  19.54%  14.68%  19.70%  15.53%
------------------------------------------------------------------------------
1 year                      28.23   20.81   27.20   22.20   27.53   23.01
------------------------------------------------------------------------------
5 years                    111.82   99.60  104.04  102.04  106.20   99.07
Annual average              16.20   14.82   15.33   15.10   15.57   14.76
------------------------------------------------------------------------------
10 years                   220.20  201.79  195.34  195.34  202.87  192.27
Annual average              12.34   11.68   11.44   11.44   11.72   11.32
------------------------------------------------------------------------------
Annual average
(life of fund)              11.04   10.83   10.00   10.00   10.28   10.15
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/98

                                             MSCI
                          MSCI EAFE   All Country World* S&P 500  Consumer
                            Index*       Free Index      Index   Price Index
------------------------------------------------------------------------------
6 months                    15.44%         18.21%        22.49%      0.56%
------------------------------------------------------------------------------
1 year                      18.91          26.77         41.07       1.44
------------------------------------------------------------------------------
5 years                     61.70         106.42        184.36      12.85
Annual average              10.09          15.60         23.25       2.45
------------------------------------------------------------------------------
10 years                    81.26         189.40        466.16      38.77
Annual average               6.13          11.21         18.93       3.33
------------------------------------------------------------------------------
Life of fund                   --             --            --     385.07
Annual average                 --             --            --       5.28
------------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% and 3.50%, respectively. Class B share returns for the 1-, 5-, and 10-year (where available) and life-of-fund periods reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating expenses applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION
6 months ended ended 4/30/98

                            Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)          1               1               1
------------------------------------------------------------------------------
Income                       $0.255          $0.169          $0.204
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long-term                     1.417           1.417           1.417
------------------------------------------------------------------------------
Short-term                    0.547           0.547           0.547
------------------------------------------------------------------------------
  Total                      $2.219          $2.133          $2.168
------------------------------------------------------------------------------
Share value:              NAV     POP          NAV        NAV     POP
------------------------------------------------------------------------------
10/31/97                $12.00  $12.73       $11.62     $11.90  $12.33
------------------------------------------------------------------------------
4/30/98                  11.69   12.40        11.29      11.60   12.02
------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 3/31/98
(most recent calendar quarter)

                            Class A         Class B         Class M
                          NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
6 months                  8.77%   2.54%   8.36%   3.96%   8.51%    4.69%
------------------------------------------------------------------------------
1 year                   29.16   21.70   28.24   23.24   28.55    24.10
------------------------------------------------------------------------------
5 years                 113.05  100.71  105.05  103.05  107.67   100.32
Annual average           16.33   14.95   15.44   15.22   15.74    14.91
------------------------------------------------------------------------------
10 years                220.78  202.34  195.70  195.70  203.42   192.80
Annual average           12.36   11.70   11.45   11.45   11.74    11.34
------------------------------------------------------------------------------
Life of class
Annual average           11.01   10.79    9.96    9.96   10.24    10.11
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance.

Morgan Stanley Capital International (MSCI) EAFE Index* is an unmanaged list of equity securities from Europe, Australia and the Far East, with all values expressed in U.S. dollars.

Morgan Stanley Capital International (MSCI) All-Country Free Index* is an unmanaged list of global equity securities, with all values expressed in U.S. dollars.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

* Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Portfolio of investments owned
April 30, 1998 (Unaudited)



COMMON STOCKS (98.8%) (a)
NUMBER OF SHARES                                                                                        VALUE

Argentina (0.2%)
-------------------------------------------------------------------------------------------------------------
              203,090  Banco Frances del Rio de la Plata S.A. ADR                              $    1,970,170
              305,000  Cia Naviera Perez Co.                                                        1,833,233
               59,000  Inversiones Y Representaciones S.A. GDR                                      2,293,625
               28,900  Telefonica de Argentina S.A. ADR                                             1,114,456
              110,000  YPF S.A. ADR                                                                 3,836,250
                                                                                               --------------
                                                                                                   11,047,734

Brazil (0.9%)
-------------------------------------------------------------------------------------------------------------
              514,078  Banco Bradesco S.A. BRC                                                      4,720,660
              150,000  Benpres Holdings Corp. GDR (NON)                                               510,000
              123,200  Brazil Realty S.A. 144A GDR                                                  2,895,200
            2,609,400  Centrais Electricas de Santa Catarina S.A.                                   3,058,069
              267,500  Companhia Brasileira de Distribuicao Grupo
                         Pao de Acucar ADR (NON)                                                    7,122,188
                4,400  Companhia Cimento Portland Itau                                              1,000,525
              112,500  Companhia Energetica de Minas Gerais (Cemig)
                         144A ADS                                                                   5,428,125
                7,300  Companhia de Saneamento Basico do
                         Estado de Sao Paulo                                                        1,659,962
              201,000  Companhia Vale do Rio Doce ADR                                               4,698,375
               67,600  Compania Siderurgica Nacional                                                2,116,565
               60,500  Empresa Bras Aeronautica                                                     1,058,247
              105,000  Gerdau S.A.                                                                  2,047,840
              251,500  Lojas Americanas S.A. (NON)                                                  2,001,618
              169,300  Souza Cruz S.A.                                                              1,384,428
               35,800  Telebras Co. ADR                                                             4,360,888
                                                                                               --------------
                                                                                                   44,062,690

Canada (2.2%)
-------------------------------------------------------------------------------------------------------------
                5,834  Bank of Nova Scotia                                                            160,073
               77,100  Bell Canada International, Inc. (NON)                                        1,734,750
            1,082,400  Bombardier, Inc.                                                            29,207,018
              791,033  Northern Telecom Ltd.                                                       48,136,582
              679,700  Toronto-Dominion Bank                                                       31,027,200
                                                                                               --------------
                                                                                                  110,265,623

Chile (--%)
-------------------------------------------------------------------------------------------------------------
              109,200  Distribucion y Servicio D&S S.A. ADR (NON)                                   1,924,650

China (0.1%)
-------------------------------------------------------------------------------------------------------------
            1,200,000  Guangdong Kelon Elec Holding                                                 1,231,286
            1,400,000  Qingling Motors Co. (NON)                                                      605,318
            2,000,000  Yanzhou Coal Mining Co. Ltd. (NON)                                             522,716
                                                                                               --------------
                                                                                                    2,359,320

Finland (1.0%)
-------------------------------------------------------------------------------------------------------------
              757,400  Oy Nokia AB Class A                                                         50,903,155

France (6.4%)
-------------------------------------------------------------------------------------------------------------
              242,188  Cap Gemini S.A.                                                             31,438,349
              302,900  Compagnie Generale des Eaux                                                 56,285,581
              109,937  L'OREAL                                                                     52,442,315
              122,080  Promodes (NON)                                                              58,782,641
              314,300  SGS-Thomson Microelectronics ADR (NON)                                      26,558,350
              429,800  Total S.A. Class B                                                          51,077,370
              476,904  Valeo S.A.                                                                  47,401,079
                                                                                               --------------
                                                                                                  323,985,685

Germany (4.7%)
-------------------------------------------------------------------------------------------------------------
               47,640  Adidas AG                                                                    7,893,567
              215,900  Bay Vereinsbank                                                             16,328,258
               36,653  Bayerische Motoren Werke (BMW) AG                                           40,419,349
              628,611  Deutsche Bank AG                                                            48,349,306
               78,415  Mannesmann AG                                                               62,190,454
              132,740  SAP AG                                                                      62,839,878
                                                                                               --------------
                                                                                                  238,020,812

Greece (0.2%)
-------------------------------------------------------------------------------------------------------------
               17,800  Alpha Credit Bank                                                            1,878,285
               14,678  Bank Of Greece, S.A.                                                         2,583,279
               20,000  Commercial Bank Of Greece, S.A.                                              1,258,710
               70,900  Hellenic Telecommunication Organization S.A.                                 2,030,804
              188,300  Hellenic Telecommunicaiton Organization S.A. GDR                             2,694,742
                3,910  Minoan Lines (NON)                                                              38,576
                                                                                               --------------
                                                                                                   10,484,396

Hong Kong (1.4%)
-------------------------------------------------------------------------------------------------------------
              500,000  Asia Satellite Telecommunications Holdings Ltd.                                919,592
              436,000  Cheung Kong Infrastructure Holdings                                          1,105,756
              500,000  China Telecom Ltd. (NON)                                                       948,632
              360,000  Dao Heng Bank Group Ltd.                                                     1,064,017
            5,495,000  Henderson Land Development Co. Ltd. (R)                                     24,538,850
            7,725,000  National Mutual Asia Ltd.                                                    6,181,599
              340,400  New World Infrastructure Ltd. (NON)                                            731,500
              800,000  Ng Fung Hong Ltd.                                                              722,767
              230,000  Shanghai Industrial Holdings Ltd.                                              788,139
              302,000  Smartone Telecommunications (NON)                                              793,198
            5,078,000  Sun Hung Kai Properties Ltd.                                                30,148,168
                                                                                               --------------
                                                                                                   67,942,218

Hungary (--%)
-------------------------------------------------------------------------------------------------------------
               82,300  MOL Magyar Olaj-es 144A GDR                                                  2,501,920

India (0.3%)
-------------------------------------------------------------------------------------------------------------
              200,000  Bharat Heavy Electricals Ltd. (BHEL)                                         1,980,347
               55,000  BSES Ltd. GDR (NON)                                                            903,375
              177,000  Gujarat Ambuja Cements Ltd. GDR (NON)                                        1,239,000
               55,000  Hindalco Industries                                                          1,046,233
              108,000  Hindustan Petroleum Corp. Ltd.                                               1,098,639
               47,000  Indian Hotels, Co. Ltd. GDR                                                    693,250
              150,000  Larsen & Toubro Ltd.                                                           944,822
              321,000  Mahanagar Telephone Nigam Ltd.                                               2,038,095
               69,100  Ranbaxy Laboratories Ltd.                                                    1,155,149
              102,000  State Bank of India                                                            740,136
               24,000  State Bank of India GDR                                                        456,000
              156,000  Tata Engineering and Locomotive Co., Ltd.                                    1,091,882
                                                                                               --------------
                                                                                                   13,386,928

Indonesia (--%)
-------------------------------------------------------------------------------------------------------------
            2,300,000  PT Indah Kiat Pulp & Paper Corp.                                               636,497
              500,000  PT Semen Gresik (NON)                                                          339,633
                                                                                               --------------
                                                                                                      976,130

Ireland (1.2%)
-------------------------------------------------------------------------------------------------------------
              977,200  Elan Corp. PLC ADR (NON)                                                    60,708,550

Israel (0.2%)
-------------------------------------------------------------------------------------------------------------
            1,543,000  Bank Leumi Le-Israel                                                         2,819,560
                9,100  Formula Systems Ltd. (NON)                                                     351,514
               10,150  Koor Industries Ltd.                                                         1,284,046
               66,700  Koor Industries Ltd. ADR                                                     1,692,513
               62,200  Supersol Ltd. ADR                                                              995,200
              662,100  Super Sol Ltd. (NON)                                                         2,086,848
               74,800  Tadiran Ltd.                                                                 2,911,607
                                                                                               --------------
                                                                                                   12,141,288

Italy (3.8%)
-------------------------------------------------------------------------------------------------------------
            6,024,000  Credito Italiano SPA                                                        31,667,514
            4,365,300  La Rinascente SPA                                                           43,751,383
           10,149,800  Telecom Italia SPA                                                          75,936,871
            7,085,700  Telecom Italia Mobile SPA                                                   40,409,499
                                                                                               --------------
                                                                                                  191,765,267

Japan (6.0%)
-------------------------------------------------------------------------------------------------------------
              363,900  Acom Co. Ltd.                                                               19,139,650
              298,900  Aiful Corp.                                                                 19,701,749
               36,500  Keyence Corp                                                                 4,894,128
            3,914,000  NEC Corp.                                                                   43,881,539
                6,383  Nippon Telegraph and Telephone Corp.                                        55,713,135
               66,600  Shohkoh Fund & Co., Ltd.                                                    21,097,504
              433,000  Sony Corp.                                                                  35,871,536
            1,299,000  Takeda Chemical Industries                                                  36,946,705
              124,300  Takefuji Corp.                                                               6,500,259
              283,000  Takefuji Corp. 144A                                                         14,799,464
            1,169,600  Tokyo Electron Ltd.                                                         45,763,103
                                                                                               --------------
                                                                                                  304,308,772

Lebanon (--%)
-------------------------------------------------------------------------------------------------------------
              107,200  Commerce Bank of Lebanon 144A GDR (NON)                                      1,859,920

Malaysia (0.1%)
-------------------------------------------------------------------------------------------------------------
              770,000  Berjaya Sports Toto Berhad                                                   1,829,396
              456,000  IJM Copr. Berhad                                                               219,125
              425,000  Public Bank Berhad                                                             176,846
              431,000  Telekom Malaysia                                                             1,295,893
              276,000  Timah Langat Berhad                                                            463,087
                                                                                               --------------
                                                                                                    3,984,347

Mexico (1.5%)
-------------------------------------------------------------------------------------------------------------
              369,100  Axa S.A. (NON)                                                              43,311,660
              300,000  Cemex S.A. de C.V.                                                           1,499,116
              672,000  Cemex S.A. de C.V. Class B (NON)                                             4,039,128
            1,388,200  Corporacion Moctezuma, S.A. de C.V.                                          1,995,998
              142,200  Grupo Accion, S.A. de C.V. 144A ADR (NON)                                    1,386,450
              994,000  Grupo Financiero Banamex Accival, S.A. de C.V. Class B (NON)                 3,104,420
              188,600  Grupo Imsa S.A. de C.V. ADR (NON)                                            3,595,188
               86,000  Grupo Televisa S.A.GDR                                                       3,526,000
              627,400  Kimberly-Clark de Mexico, S.A. de C.V. Class A                               3,079,695
              108,000  Madeco S. A. ADR                                                             1,728,000
               67,600  Panamerican Beverages, Inc. Class A                                          2,695,550
               54,700  Telefonos de Mexico S.A. ADR Class L                                         3,097,388
                                                                                               --------------
                                                                                                   73,058,593

Netherlands (3.9%)
-------------------------------------------------------------------------------------------------------------
              268,300  Aegon N.V.                                                                  34,775,205
              265,780  ASM Lithography Holding N.V. (NON)                                          24,114,006
              708,564  Getronics Electric N.V.                                                     31,337,500
              539,419  Internationale Nederlanden Groep                                            35,037,951
            2,289,700  Koninklijke Ahold N.V.                                                      71,361,977
                                                                                               --------------
                                                                                                  196,626,639

Pakistan (--%)
-------------------------------------------------------------------------------------------------------------
                    6  Pakistan State Oil                                                                  30
Philippines (0.1%)
-------------------------------------------------------------------------------------------------------------
            4,342,560  Ayala Land, Inc. Class B                                                     1,703,495
           12,193,300  Belle Corp. (NON)                                                              534,501
               60,000  Benpres Holdings Corp. GDR (NON)                                               215,190
              253,300  Cosmos Bottling Corp.                                                           32,806
           10,293,300  International Container Terminal Services, Inc.                              1,358,767
               25,800  Philippine Long Distance ADR                                                   690,785
               38,500  Philippine Long Distance Telephone Co. ADR                                   1,039,500
            6,340,000  SM Prime Holdings, Inc.                                                      1,136,936
                                                                                               --------------
                                                                                                    6,711,980

Portugal (2.0%)
-------------------------------------------------------------------------------------------------------------
            1,281,756  Banco Comercial Portugues, S.A.                                             44,911,982
               74,000  Colep-Companhia Portuguesa de Embalagens (NON)                               1,035,317
               82,600  Investec Consultadoria International S.A. (NON)                              3,410,815
               24,500  Telecel-Comunicacaoes Pessoais, S.A. ADR (NON)                               4,361,000
              263,500  Telecel-Comunicacaoes Pessoais, S.A. (NON)                                  47,245,347
                                                                                               --------------
                                                                                                  100,964,461

Russia (0.3%)
-------------------------------------------------------------------------------------------------------------
              148,000  Fleming Russia Securities Fund Ltd. (NON)                                    2,627,000
               37,000  Lukoil Holding ADR                                                           2,516,000
               39,000  Mosenergo 144A ADR                                                           1,384,500
              226,500  Tatneft ADR                                                                  4,388,438
            8,657,000  Unified Energy Systems                                                       2,943,380
                                                                                               --------------
                                                                                                   13,859,318

South Africa (0.3%)
-------------------------------------------------------------------------------------------------------------
              381,000  ABSA Group Ltd.                                                              3,297,478
               76,100  Energy Africa Ltd. 144A (NON)                                                1,826,400
              163,500  First National Bank Holdings Ltd.                                            2,134,718
              108,500  Liberty Life Association fo Africa Ltd.                                      3,670,326
              176,000  Lonrho PLC                                                                   1,267,339
              361,400  Sasol Ltd.                                                                   3,646,172
                                                                                               --------------
                                                                                                   15,842,433

South Korea (0.2%)
-------------------------------------------------------------------------------------------------------------
              164,000  Daewoo Heavy Industries                                                        812,011
              232,178  Kookmin Bank 144A GDR (NON)                                                  1,469,584
              200,000  Korea Electric Power Corp.                                                   2,726,578
               20,100  Pohang Iron & Steel Company Ltd.                                             1,100,978
                2,586  Samsung Display Rights                                                          44,940
               18,000  Samsung Display Devices Co.                                                    896,625
               27,000  Samsung Electronics Co.                                                      1,496,622
               50,200  Sansung Electro-Mechanics Co. (NON)                                          1,052,879
                1,000  Samsung Fire & Marine Insurance                                                295,879
                   96  SK Telecom Co. Ltd.                                                             56,228
                                                                                               --------------
                                                                                                    9,952,324
Spain (1.6%)
-------------------------------------------------------------------------------------------------------------
              240,000  Banco Santander Colombia S.A.                                               12,407,952
            1,472,400  Telephonica S.A.                                                             1,139,674
            1,677,000  Telfonica de Espana                                                         69,962,110
                                                                                               --------------
                                                                                                   83,509,736

Sweden (1.2%)
-------------------------------------------------------------------------------------------------------------
            1,351,814  ForeningsSparbanken AB                                                      42,260,014
            1,602,300  Mandumus Rights                                                                476,068
              380,005  Telefonaktiebolaget LM Ericsson Class B                                     20,028,425
                                                                                               --------------
                                                                                                   62,764,507

Switzerland (3.4%)
-------------------------------------------------------------------------------------------------------------
               45,412  Nestle S.A.                                                                 88,069,924
               14,768  Novartis AG ADR                                                             24,408,291
              175,349  Schweizerischer Bankverein                                                  60,884,258
                                                                                               --------------
                                                                                                  173,362,473

Taiwan (0.3%)
-------------------------------------------------------------------------------------------------------------
              115,800  @ Entertainment, Inc. (NON)                                                  1,968,600
              601,750  Acer, Inc. (NON)                                                             1,003,829
               37,100  Ase Test Limited (NON)                                                       1,873,550
               77,000  Asustek Computer, Inc. (NON)                                                 1,569,427
              543,000  Aurora Corp. (NON)                                                           1,054,049
            1,707,800  Bank Sinopac (NON)                                                           1,243,166
              354,000  Delta Electronics, Inc.                                                      1,299,181
              250,000  Hon Hai Precision Industry (NON)                                             1,455,869
               71,000  Siliconware Precision Industries Co. GDR (NON)                               1,070,325
              377,000  Taiwan Semiconductor Manufacturing Co. (NON)                                 1,629,436
                                                                                               --------------
                                                                                                   14,167,432

Thailand (0.1%)
-------------------------------------------------------------------------------------------------------------
              160,000  Advanced Info Service Public Co., Ltd.                                       1,119,171
              592,100  Bangkok Bank Public Co. 144A                                                 1,487,920
              200,300  Bangkok Bank Public Co., Ltd.                                                  503,345
              400,900  Electricity Generating Public Co. Ltd.                                         778,951
               81,000  PTT Exploration & Production PLC                                               856,166
              343,000  Thai Farmers Bank Public Co. Ltd.                                              786,412
                                                                                               --------------
                                                                                                    5,531,965

Turkey (0.2%)
-------------------------------------------------------------------------------------------------------------
              198,200  Haci Omer Sabanci Holdings ADR (NON)                                         3,592,375
            4,861,600  Vestel Elektronik Sanayi ve Ticaret A.S.                                       651,454
              102,100  Yapi ve Kredi Bankasi A.S.                                                   4,977,375
                                                                                               --------------
                                                                                                    9,221,204
United Kingdom (8.9%)
-------------------------------------------------------------------------------------------------------------
            1,763,100  British Petroleum Co. PLC                                                   27,842,946
            1,623,900  Compass Group PLC                                                           28,101,914
            1,631,460  HSBC Holdings PLC                                                           51,473,607
              596,300  Misys PLC                                                                   28,664,141
              140,000  Ramco Energy PLC ADR                                                         1,540,000
            1,132,900  SEMA Group PLC                                                              41,236,926
            2,088,600  Siebe PLC                                                                   46,654,980
            5,994,944  SmithKline Beecham PLC ADR                                                  71,467,891
            1,347,600  Smiths Industries PLC                                                       19,388,676
            6,326,741  Vodafone Group PLC                                                          69,287,937
            1,471,700  Zeneca Group PLC                                                            63,387,179
                                                                                               --------------
                                                                                                  449,046,197

United States (46.1%)
-------------------------------------------------------------------------------------------------------------
              414,100  Advanced Fibre Communications (NON)                                         17,547,488
              343,800  AES Corp. (NON)                                                             18,973,463
              408,100  America Online, Inc. (NON)                                                  32,648,000
              357,800  American Express Co.                                                        36,495,600
              256,850  American International Group, Inc.                                          33,791,828
              144,400  AMR Corp. (NON)                                                             22,002,950
              254,800  BankAmerica Corp.                                                           21,658,000
              342,900  BMC Software, Inc. (NON)                                                    32,082,581
              424,000  Bristol-Myers Squibb Co.                                                    44,891,000
              670,800  Cadence Design Systems, Inc. (NON)                                          24,358,425
              266,100  Capital One Financial Corp.                                                 25,562,231
              343,650  Cardinal Health, Inc.                                                       33,076,313
            1,134,400  CBS Corp.                                                                   40,413,000
            1,173,000  Cendant Corp. (NON)                                                         29,325,000
              498,300  Centocor, Inc. (NON)                                                        21,022,031
              593,850  Cisco Systems, Inc. (NON)                                                   43,499,513
              308,100  Clorox Co.                                                                  25,841,888
              848,100  Coca-Cola Enterprises, Inc.                                                 32,015,775
              254,500  Colgate-Palmolive Co.                                                       22,825,469
              350,000  Compal Electronics, Inc. (NON)                                               1,523,354
              567,700  Computer Associates Intl., Inc.                                             33,245,931
              549,900  Compuware Corp. (NON)                                                       26,876,363
              632,700  Costco Companies, Inc. (NON)                                                35,352,113
              567,079  CVS Corp.                                                                   41,822,076
              765,200  Dayton Hudson Corp.                                                         33,405,763
              180,700  Dell Computer Corp. (NON)                                                   14,591,525
              298,100  Disney (Walt) Productions, Inc.                                             37,057,556
              699,000  EMC Corp. (NON)                                                             32,241,375
              437,300  Federal Home Loan Mortgage Corp.                                            20,252,456
              505,200  Federal National Mortgage Association                                       30,248,850
              463,400  Fort James Corp.                                                            22,996,225
              485,300  Fred Meyer, Inc. (NON)                                                      21,777,838
              115,500  Gannett Co., Inc.                                                            7,846,781
              342,700  Gateway 2000, Inc. (NON)                                                    20,112,206
            1,376,800  General Electric Co.                                                       117,200,100
              496,900  Halliburton Co.                                                             27,329,500
              516,700  HBO & Co.                                                                   30,905,119
              978,900  HEALTHSOUTH Corp. (NON)                                                     29,550,544
              636,000  Herman Miller, Inc.                                                         19,199,250
              460,000  Hewlett-Packard Co.                                                         34,643,750
              436,700  Home Depot, Inc. (The)                                                      30,405,238
              367,400  Interpublic Group Cos., Inc.                                                23,467,675
              425,700  Jones Apparel Group, Inc. (NON)                                             25,462,181
              236,900  Lehman Brothers Holding, Inc.                                               16,834,706
              687,300  Lilly (Eli) & Co.                                                           47,810,306
              215,200  Linear Technology Corp.                                                     17,323,600
              821,600  Lucent Technologies, Inc.                                                   62,544,300
              337,900  Marriot International, Inc.                                                 11,150,700
              320,500  Marriot International, Inc. Class A                                         10,256,000
              805,400  MBNA Corp.                                                                  27,282,925
              624,500  Merck & Co., Inc.                                                           75,252,250
              728,800  Microsoft Corp. (NON)                                                       65,683,100
              606,200  Omnicare, Inc.                                                              20,762,350
              682,900  Parametric Technology Corp. (NON)                                           21,831,459
              298,100  Payless Shoesource, Inc. (NON)                                              21,314,150
              595,800  PeopleSoft, Inc. (NON)                                                      27,704,700
              669,200  PepsiCo, Inc.                                                               26,558,875
              655,900  Pfizer, Inc.                                                                74,649,619
              353,900  Procter & Gamble Co.                                                        29,086,156
              592,500  Quintiles Transnational Corp. (NON)                                         29,328,750
              340,500  Rite Aid Corp.                                                              10,938,563
              495,300  Sara Lee Corp.                                                              29,501,306
              489,900  SBC Communications, Inc.                                                    20,300,231
              520,600  Schering-Plough Corp.                                                       41,713,075
              586,400  Southtrust Corp.                                                            25,031,950
              849,700  Southwest Airlines Co.                                                      23,313,644
              781,800  Tele-Communications, Inc. Class A (NON)                                     25,213,050
              323,000  Tellabs, Inc. (NON)                                                         22,892,625
              436,900  Tiffany & Co.                                                               19,878,950
              746,400  TJX Cos., Inc. (The)                                                        33,028,200
              499,400  Travelers Group, Inc.                                                       30,557,038
              443,900  Tyco International Ltd. (NON)                                               24,192,550
              396,600  VERITAS Software Corp. (NON)                                                21,713,850
              781,800  Wal-Mart Stores, Inc.                                                       39,529,763
              662,600  Walgreen Co.                                                                22,859,700
              334,600  Warner-Lambert Co.                                                          63,302,138
              284,100  Western Atlas, Inc. (NON)                                                   22,443,900
                                                                                               --------------
                                                                                                2,337,328,803

Venezuela (--%)
-------------------------------------------------------------------------------------------------------------
               54,000  Compania Anonima Nacional Telefonos de Venezuela ADR (NON)                   1,809,000
               46,833  Siderurgica Venezolana                                                         556,344
                                                                                               --------------
                                                                                                    2,365,344
                                                                                               --------------
                       Total Common Stocks  (cost $4,034,351,139)                              $5,006,942,844

CONVERTIBLE BONDS AND NOTES (0.1%) (a)(cost $5,367,946)
PRINCIPAL AMOUNT                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------
$           4,200,000  Alfa S.A. 144A cv. sub. notes 8s, 2000 (Mexico)                         $    5,008,500

PREFERRED STOCKS (0.1%) (a)(cost $2,348,564)
NUMBER OF SHARES                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------
               16,600  Petroleo Brasileiro S.A. BRC 6.258 NPV pfd. (Brazil)                    $    4,210,250

INVESTMENT FUNDS (--%) (a)(cost $1,177,200)
NUMBER OF SHARES                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------
               21,800  India Magnum Fund Class A (acquired 3/23/95,
                         cost $1,177,200)(India)(NON)(RES)                                     $      741,200

WARRANTS(--%)(a)(NON) (cost $--)                                                  EXPIRATION
NUMBER OF WARRANTS                                                                   DATE               VALUE
-------------------------------------------------------------------------------------------------------------
            2,788,660  Belle Corp. (Philippines)                                    9/11/00    $        7,987

SHORT-TERM INVESTMENTS (0.1%) (a)
PRINCIPAL AMOUNT                                                                                        VALUE
-------------------------------------------------------------------------------------------------------------
$           1,287,000  Corporate Receivables Co., effective yield
                         of 5.50%, July 10, 1998                                               $    1,273,040
            2,892,000  Sheffield Receivables, effective yield of 5.51%,
                         June 16, 1998                                                              2,871,638
                                                                                               --------------
                       Total Short-term Investments  (cost $4,144,678)                         $    4,144,678
-------------------------------------------------------------------------------------------------------------
                       Total Investments (cost $4,047,389,527) (b)                             $5,021,055,459
-------------------------------------------------------------------------------------------------------------

(a)   Percentages indicated are based on net assets of $5,068,533,842.

(b)   The aggregate identified cost on a tax basis is $4,063,666,132, resulting in gross unrealized appreciation and depreciation of $1,045,427,719 and $88,038,392 respectively, or net unrealized appreciation of $957,389,327.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 1998 was $741,200 or less than 0.1% of net assets.

      144A after the name of a security represents those exempt from registration under Rule 144A of the
      Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      ADR, ADS, or GDR after the name of a foreign holding stands for American Depository Receipts, American
      Depository Shares, or Global Depository Receipts, respectively, representing ownership of foreign securities on deposit with a domestic custodian bank.

      The fund had the following industry group concentrations greater than 10% at April 30, 1998 (as a percentage of net assets):

        Insurance and Finance     16.7%





------------------------------------------------------------------------------------------------------------
Forward Currency Contracts to Sell at April 30, 1998 (Unaudited)

                          Market          Aggregate Face         Delivery          Unrealized
                          Value               Value                Date           Appreciation
------------------------------------------------------------------------------------------------------------

Japanese Yen           $125,668,403        $136,084,127           5/15/98         $10,415,724
------------------------------------------------------------------------------------------------------------


SWAP Contracts outstanding at April 30, 1998 (Unaudited)

                                                                                   Unrealized
                                             Notional           Termination       Appreciation/
                                              Amount               Date          (Depreciation)
------------------------------------------------------------------------------------------------------------

Agreement with Merrill Lynch, Pierce,
Fenner & Smith, Inc. Dated April 6, 1998
to receive (pay) the notional amount
multiplied by the return of Cifra S.A.
Series V (Mexico) less the notional amount
multiplied by one month LIBOR less 4%.       $2,545,963           Aug-98              $23,295
------------------------------------------------------------------------------------------------------------

Agreement with Salomon Brothers, Inc.
Dated April 13, 1998 to receive (pay) the
notional amount multiplied by the return
of SK Telecom Co. Ltd. (South Korea) less the
notional amount multiplied by three month
LIBOR plus 1%.                                1,248,567           Apr-98              (20,711)
------------------------------------------------------------------------------------------------------------
                                                                                       $2,584
------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
April 30, 1998 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $4,047,389,527) (Note 1)                                            $5,021,055,459
---------------------------------------------------------------------------------------------------
Foreign currency (cost $7,478,341)                                                        7,395,816
---------------------------------------------------------------------------------------------------
Dividends and interest receivable                                                         8,097,839
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                   10,715,316
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                          144,110,819
---------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                           10,415,724
---------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                          3,374,109
---------------------------------------------------------------------------------------------------
Receivable for open swap contracts (Note 1)                                                  23,295
---------------------------------------------------------------------------------------------------
Total assets                                                                          5,205,188,377

Liabilities
---------------------------------------------------------------------------------------------------
Payable to subcustiodian (Note 2)                                                        36,392,663
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                        38,123
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         81,534,609
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                6,957,065
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              7,532,580
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  986,461
---------------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                               77,962
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  2,998
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                    2,235,868
---------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                               552,466
---------------------------------------------------------------------------------------------------
Payable for open swap contracts (Note 1)                                                     20,711
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      323,029
---------------------------------------------------------------------------------------------------
Total liabilities                                                                       136,654,535
---------------------------------------------------------------------------------------------------
Net assets                                                                           $5,068,533,842

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $3,965,481,599
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                                (4,910,010)
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments and foreign
currency transactions (Note 1)                                                          124,044,434
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and
liabilities in foreign currencies                                                       983,917,819
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $5,068,533,842

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($3,027,373,978 divided by 259,002,712 shares)                                               $11.69
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $11.69)*                                      $12.40
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,926,706,607 divided by 170,711,041 shares)**                                             $11.29
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($52,579,122 divided by 4,531,591 shares)                                                    $11.60
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $11.60)*                                      $12.02
---------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($61,874,135 divided by 5,214,108 shares)                                                    $11.87
---------------------------------------------------------------------------------------------------

 * On single retail sales of less than $50,000 or more and on group sales the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended April 30, 1998 (Unaudited)

Investment income:
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $2,041,881)                                          $ 23,085,618
--------------------------------------------------------------------------------------------------
Interest                                                                                 2,286,983
--------------------------------------------------------------------------------------------------
Total investment income                                                                 25,372,601

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        14,622,168
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           6,478,245
--------------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                          45,671
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            17,875
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    3,432,081
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    8,704,770
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                      172,573
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                     94,458
--------------------------------------------------------------------------------------------------
Registration fees                                                                           51,865
--------------------------------------------------------------------------------------------------
Auditing                                                                                    56,680
--------------------------------------------------------------------------------------------------
Legal                                                                                       14,819
--------------------------------------------------------------------------------------------------
Postage                                                                                    190,678
--------------------------------------------------------------------------------------------------
Other                                                                                      287,654
--------------------------------------------------------------------------------------------------
Total expenses                                                                          34,169,537
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (604,222)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            33,565,315
--------------------------------------------------------------------------------------------------
Net investment loss                                                                     (8,192,714)
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                       131,633,553
--------------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                              9,702,261
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of  assets and liabilities in
foreign currencies during the period                                                    14,946,084
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                           697,291,353
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                853,573,251
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $845,380,537
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                          April 30          October 31
                                                                                             1998*                1997
----------------------------------------------------------------------------------------------------------------------

Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                         $   (8,192,714)    $    1,217,600
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                                                   141,335,814        825,626,424
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies                                                                      712,237,437       (229,716,928)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    845,380,537        597,127,096
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
    Class A                                                                             (55,521,899)       (54,577,493)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                             (24,067,329)       (25,358,432)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                (740,570)          (590,659)
----------------------------------------------------------------------------------------------------------------------
    Class Y                                                                              (1,101,259)        (1,800,840)
----------------------------------------------------------------------------------------------------------------------
  From net realized gain on investments
    Class A                                                                            (427,627,489)      (108,162,646)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                            (279,693,689)       (68,080,503)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                              (7,129,800)        (1,292,807)
----------------------------------------------------------------------------------------------------------------------
    Class Y                                                                              (7,589,027)        (3,260,656)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                       642,813,873        445,247,957
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            684,723,348        779,251,017

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                   4,383,810,494      3,604,559,477
----------------------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of net
investment income and undistributed net investment
income of $4,910,010 and $84,713,761, respectively)                                  $5,068,533,842     $4,383,810,494
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                       April 30
operating performance         (Unaudited)                                    Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $12.00           $11.10           $10.13            $9.92            $9.30            $7.25
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment (loss) income          --(b)           .04(b)           .09(b)           .09              .02              .07
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                 1.91             1.68             1.47              .43              .77             2.06
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               1.91             1.72             1.56              .52              .79             2.13
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.26)            (.27)            (.18)            (.01)              --             (.07)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                     (1.96)            (.55)            (.41)            (.30)            (.17)            (.01)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                (2.22)            (.82)            (.59)            (.31)            (.17)            (.08)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $11.69           $12.00           $11.10           $10.13            $9.92            $9.30
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)          20.01*           16.40            16.10             5.64             8.62            29.62
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $3,027,374       $2,628,933       $2,186,426       $1,689,656       $1,507,550         $940,985
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            .60*            1.24             1.27             1.28             1.33             1.39
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           (.04)*            .31              .84             1.05              .83              .85
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             76.59*          154.98            72.88            63.31            17.45            49.53
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                     $.0260           $.0241           $.0298
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) The ratio of expenses to average net assets for the period ended October 31, 1995, and thereafter, includes amounts paid through brokerage service and expense offset arrangements.  Prior period ratios exclude these amounts (Note 2).

(d) Average commission rate paid on security trades is presented for fiscal periods beginning on or after September 1, 1995.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                       April 30
operating performance         (Unaudited)                                   Year ended October 31
------------------------------------------------------------------------------------------------------------------------------------
                                    1998             1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period               $11.62           $10.78            $9.86            $9.74            $9.19            $7.22
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment (loss) income        (.04)(b)         (.05)(b)          .01 (b)          .03              .01              .05
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                 1.84             1.64             1.43              .40              .71             1.99
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations               1.80             1.59             1.44              .43              .72             2.04
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                   (.17)            (.20)            (.11)            (.01)              --             (.06)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                     (1.96)            (.55)            (.41)            (.30)            (.17)            (.01)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                (2.13)            (.75)            (.52)            (.31)            (.17)            (.07)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                     $11.29           $11.62           $10.78            $9.86            $9.74            $9.19
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)          19.54*           15.54            15.25             4.80             7.95            28.44
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                $1,926,707       $1,664,215       $1,327,246         $975,794         $801,443         $233,195
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            .97*            1.99             2.02             2.04             2.11             2.09
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           (.41)*           (.45)             .09              .29              .12              .23
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)             76.59*          154.98            72.88            63.31            17.45            49.53
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                     $.0260           $.0241           $.0298
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) The ratio of expenses to average net assets for the period ended October 31, 1995, and thereafter, includes amounts paid through brokerage service and expense offset arrangements.  Prior period ratios exclude these amounts (Note 2).

(d) Average commission rate paid on security trades is presented for fiscal periods beginning on or after September 1, 1995.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------
                                                                Six months
                                                                     ended                                     For the period
Per-share                                                         April 30                                      March 1, 1995+
operating performance                                           (Unaudited)            Year ended October 31    to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                      1998             1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                 $11.90           $11.05           $10.09            $8.86
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment (loss) income                                          (.03)(b)         (.02)(b)          .03(b)           .01
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                                   1.89             1.66             1.47             1.22
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                 1.86             1.64             1.50             1.23
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                     (.20)            (.24)            (.13)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                       (1.96)            (.55)            (.41)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                  (2.16)            (.79)            (.54)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                       $11.60           $11.90           $11.05           $10.09
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                            19.70*           15.72            15.54            13.88*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                     $52,579          $43,662          $24,179           $5,853
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                                              .85*            1.74             1.80             1.23*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                             (.28)*           (.21)             .32              .17*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                               76.59*          154.98            72.88            63.31
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                                                       $.0260           $.0241           $.0298
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) The ratio of expenses to average net assets for the period ended October 31, 1995, and thereafter, includes amounts paid through brokerage service and expense offset arrangements.  Prior period ratios exclude these amounts (Note 2).

(d) Average commission rate paid on security trades is presented for fiscal periods beginning on or after September 1, 1995.




Financial highlights
(For a share outstanding throughout the period)

CLASS Y
------------------------------------------------------------------------------------------------------------------------------------
                                               Six months
                                                    ended                                                      For the period
Per-share                                        April 30                                                       June 15, 1994+
operating performance                          (Unaudited)                    Year ended October 31             to October 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $12.17           $11.24           $10.25           $10.00            $9.46
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment (loss) income                          .01(b)           .08(b)           .12(b)           .09              .01
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                                  1.94             1.70             1.48              .47              .53
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                1.95             1.78             1.60              .56              .54
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.29)            (.30)            (.20)            (.01)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.96)            (.55)            (.41)            (.30)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (2.25)            (.85)            (.61)            (.31)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $11.87           $12.17           $11.24           $10.25           $10.00
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           20.13*           16.75            16.39             6.00             5.71*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                    $61,874          $47,000          $66,708          $42,582          $29,396
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                             .47*             .99             1.02             1.06              .37*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                             .10*             .69             1.09             1.20              .42*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              76.59*          154.98            72.88            63.31            17.45
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                                      $.0260           $.0241           $.0298
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

(c) The ratio of expenses to average net assets for the period ended October 31, 1995, and thereafter, includes amounts paid through brokerage service and expense offset arrangements.  Prior period ratios exclude these amounts (Note 2).

(d) Average commission rate paid on security trades is presented for fiscal periods beginning on or after September 1, 1995.




Notes to financial statements
April 30, 1998 (Unaudited)

Note 1
Significant accounting policies

Putnam Global Growth Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks traded in securities markets located in a number of foreign countries in the United States.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A shares, class B, and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $250 million in a combination of Putnam Funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost which approximates market, and other investments are stated at fair value following procedures approved by the Trustees.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Swap contracts The fund may engage in emerging market swap contracts, which involve a commitment by one party to make payments based on the terms of the contract in exchange for a market linked return based on a notional amount. The fund enters into the swap contracts to increase its exposure to different underlying instruments and to gain access to markets that might be unavailable to foreign investors or only accessible at a high excess premium. The potential risk to the fund would be the nonperformance by the other party involved in the swap contract. The loss incurred by the failure of the counterparty is limited to the amount of the original investment. In addition, losses may arise from changes in the value of the underlying securities.

H) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the six months ended April 30, 1998, the fund had no borrowings against the line of credit.

I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

J) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.80% of the first $500 million of average net assets, 0.70% of the next $500 million, 0.65% of the next $500 million, 0.60% of the next $5 billion, 0.575% of the next $5 billion, 0.555% of the next $5 billion, 0.54% of the next $5 billion and 0.53% thereafter.

As part of the subcustodian contract between the subcustodian bank and Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc., the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At April 30, 1998, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended April 30, 1998, fund expenses were reduced by $604,222 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $3,820 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees currently limit payment by the fund to an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the six months ended April 30, 1998, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $302,757 and $8,853 from the sale of class A and class M shares, respectively and $1,078,797 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended April 30, 1998, Putnam Mutual Funds Corp., acting as underwriter received $11,452 on class A redemptions.

Note 3
Purchases and sales of securities

During the six months ended April 30, 1998, purchases and sales of investment securities other than short-term investments aggregated $3,488,099,865 and $3,580,714,010, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At April 30, 1998, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                        Six months ended
                                         April 30, 1998
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      30,695,484     $341,022,765
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                    48,096,386      460,282,527
------------------------------------------------------------
                                 78,791,870      801,305,292

Shares
repurchased                     (38,815,073)    (429,672,390)
------------------------------------------------------------
Net increase                     39,976,797     $371,632,902
------------------------------------------------------------

                                            Year ended
                                         October 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                     101,249,030   $1,191,480,880
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                    14,409,751      154,040,248
------------------------------------------------------------
                                115,658,781    1,345,521,128

Shares
repurchased                     (93,547,155)  (1,107,228,654)
------------------------------------------------------------
Net increase                     22,111,626     $238,292,474
------------------------------------------------------------

                                         Six months ended
                                          April 30, 1998
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      15,615,849     $166,285,150
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                    30,699,452      284,276,922
------------------------------------------------------------
                                 46,315,301      450,562,072

Shares
repurchased                     (18,846,168)    (201,338,772)
------------------------------------------------------------
Net increase                     27,469,133     $249,223,300
------------------------------------------------------------

                                            Year ended
                                        October 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      38,781,150     $444,244,122
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                     8,389,558       87,335,290
------------------------------------------------------------
                                 47,170,708      531,579,412

Shares
repurchased                     (27,056,473)    (312,278,426)
------------------------------------------------------------
Net increase                     20,114,235     $219,300,986
------------------------------------------------------------

                                         Six months ended
                                          April 30, 1998
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,242,878      $13,759,700
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       789,184        7,505,099
------------------------------------------------------------
                                  2,032,062       21,264,799

Shares
repurchased                      (1,168,974)     (13,140,156)
------------------------------------------------------------
Net increase                        863,088       $8,124,643
------------------------------------------------------------

                                            Year ended
                                         October 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       3,715,074      $44,560,643
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       168,896        1,798,748
------------------------------------------------------------
                                  3,883,970       46,359,391

Shares
repurchased                      (2,403,887)     (29,285,638)
------------------------------------------------------------
Net increase                      1,480,083      $17,073,753
------------------------------------------------------------

                                         Six months ended
                                          April 30, 1998
------------------------------------------------------------
Class Y                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,169,527      $13,068,102
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       895,004        8,690,486
------------------------------------------------------------
                                  2,064,531       21,758,588

Shares
repurchased                        (712,107)      (7,925,560)
------------------------------------------------------------
Net increase                      1,352,424      $13,833,028
------------------------------------------------------------

                                            Year ended
                                         October 31, 1997
------------------------------------------------------------
Class Y                              Shares           Amount
------------------------------------------------------------
Shares sold                       4,445,438      $51,918,759
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       470,446        5,061,496
------------------------------------------------------------
                                  4,915,884       56,980,255

Shares
repurchased                      (6,986,974)     (86,399,511)
------------------------------------------------------------
Net decrease                     (2,071,090)    $(29,419,256)
------------------------------------------------------------



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund

International New Opportunities Fund

Investors Fund

New Opportunities Fund [DBL. DAGGER]

OTC & Emerging Growth Fund

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

Global Growth and Income Fund

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Strategic Income Fund *

High Quality Bond Fund +

Global Governmental Income Trust

High Yield Advantage Fund [DBL. DAGGER]

High Yield Total Return Fund

High Yield Trust [DBL. DAGGER]

High Yield Trust II

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGE SM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 *Formerly Putnam Diversified Income Trust II

 +Formerly Putnam Federal Income Trust

 [DBL. DAGGER] Closed to new investors. Some exceptions may apply.

 Contact Putnam for details.

 [SECTION MARK] Not available in all states.

 **An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

   Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Robert Swift
Vice President and Fund Manager

Lisa Svensson
Vice President and Fund Manager

Kelly A. Morgan
Vice President and Fund Manager

Thomas R. Haslett
Vice President and Fund Manager

Michael Arends
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Global Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



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PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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SA006-42884                6/98


PUTNAM INVESTMENTS                                  [SCALE LOGO OMITTED]
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Putnam Global Growth Fund
Supplement to Report dated April 30, 1998

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $250 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the report.

RESULTS AT A GLANCE
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Total return
for periods ended 4/30/98:                       NAV

                                                20.13%
1 year                                          28.46
Five years                                     115.64
Annual average                                  16.61
10 years                                       225.54
Annual average                                  12.54
Annual average, life of fund
  (since class A inception, 9/1/67)             11.11

Share value:                                     NAV

10/31/97                                       $12.17
4/30/98                                        $11.87
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                                         Capital gains
Distributions:     No.     Income       Short      Long      Total
                   1       0.285        0.547      1.417     2.249

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Please note that past performance does not indicate future results.
Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.